SUPPLEMENT

Dated December 1, 2008 to the

Amended and Restated Combined Statement of Additional Information (“SAI”) Dated October 31, 2008

For The Hartford Mutual Funds

The SAI referenced above is revised effective December 1, 2008 as follows:

The Hartford High Yield Municipal Bond Fund

In the section entitled “Investment Management Arrangements – Management Fees” of the SAI, footnote (2) in the Management Fee charts to High Yield Municipal Bond Fund is deleted and replaced with the following:

(2) Effective December 1, 2008, HIFSCO has voluntarily agreed to waive 0.20% of the management fee until February 28, 2009.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE